Exhibit 10.11

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT

BETWEEN JOUNCE THERAPEUTICS INC.

AND

SLOAN-KETTERING INSTITUTE FOR CANCER RESEARCH. MEMORIAL
SLOAN-KETTERING CANCER CENTER, AND MEMORIAL HOSPITAL FOR CANCER
AND ALLIED DISEASES

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

TABLE OF CONTENTS

PREAMBLE
ARTICLES:
I	DEFINITIONS
II	GRANT
III	DUE DILIGENCE
IV	PAYMENTS
V	REPORTS AND RECORDS
VI	PATENT PROSECUTION/PATENT EXPENSES
VII	INFRINGEMENT
VIII	INDEMNIFICATION/PRODUCT LIABILITY
IX	EXPORT CONTROLS
X	NON-USE OF NAMES
XI	ASSIGNMENTS
XII	TERMINATION
XIII	PAYMENTS, NOTICES AND OTHER COMMUNICATIONS
XIV	MISCELLANEOUS PROVISIONS
Appendix A	PATENT RIGHTS
Appendix B	BUSINESS DEVELOPMENT PLAN
Appendix C	TANGIBLE MATERIALS

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

This amended and restated license agreement (“License Agreement” or “Agreement”) is effective on the date last subscribed below (“Effective Date”), and is entered by and between SLOAN-KETTERING INSTITUTE FOR CANCER RESEARCH, MEMORIAL SLOAN-KETTERING CANCER CENTER AND MEMORIAL HOSPITAL FOR CANCER (“MSKCC”), a New York membership corporation with principal offices at 1275 York Avenue, New York, NY 10065, and JOUNCE THERAPEUTICS, INC., a for-profit corporation with principal offices at 1030 Massachusetts Avenue, Cambridge, MA 02138 (“LICENSEE”).

WITNESSETH

WHEREAS, MSKCC and The University of Texas MD Anderson Cancer Center (“UTMDACC,” and together with MSKCC and the Board and the System as defined below, collectively the “LICENSORS”) are parties to an inter-institutional agreement;

WHEREAS, LICENSORS are the owners of certain Patent Rights, Know-How and Tangible Materials, which claim and include certain inventions made by Dr. James Allison, while an employee of the Howard Hughes Medical Institute (“HHMI”) at its laboratories at the Licensors, and have the right to grant licenses under said Patent Rights, Know-How and Tangible Materials;

WHEREAS, the Patent Rights claim certain methods of treating cancer with combination therapies in which patients are administered both (i) certain agonists of the molecular target known as inducible costimulator (ICOS) and (ii) a blocking agent to a T cell inhibitor receptor, such as the molecular targets known as cytotoxic T lymphocyte associated antigen 4 (CTLA-4) or programed death-1 (PD-1).

WHEREAS, LICENSORS desire to have the Patent Rights utilized in the public interest and are willing to grant a license to its interest thereunder; and

WHEREAS, LICENSEE seeks to commercially develop the Patent Rights through a thorough, vigorous and diligent program of exploiting the Patent Rights whereby public utilization shall result therefrom.

WHEREAS, the parties entered into the original Exclusive License Agreement, effective on December 26, 2013, as amended (the “Original Agreement”) and now wish to amend and restate the Original Agreement as set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

For the purpose of this License Agreement, the following words and phrases have the following meanings:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.                            “Affiliates” mean any person, firm, corporation or other entity controlling, controlled by, or under common control with a party hereto. The term “control” wherever used throughout this License Agreement means ownership, directly or indirectly, of more than fifty percent (50%) of the equity capital or the ability to effect the election of a majority of the directors. Notwithstanding the foregoing, with respect to LICENSEE, any investor of LICENSEE that would otherwise qualify as an “Affiliate” hereunder but that is a financial investor and not an operating company will not be treated as an “Affiliate” hereunder (and any Affiliates of such investor will likewise not be treated as “Affiliates” hereunder, provided such investor Affiliate would not otherwise be considered an “Affiliate” hereunder); as of the Effective Date, Third Rock Ventures is such an investor and thus it and its other Affiliates are not treated as “Affiliates” under this License Agreement. With regard to LICENSORS, “Affiliates” mean the Memorial Sloan-Kettering Cancer Center, Sloan-Kettering Institute for Cancer Research, the Memorial Hospital for Cancer and Allied Diseases, and the Board of Regents (the “Board”) of The University of Texas System (the “System”).

1.2.                            “Commercially Reasonable Efforts” means, with respect to a party’s obligations under this Agreement, the carrying out of such obligations with a level of effort and resources consistent with the commercially reasonable practices of a similarly situated company in the biotechnology industry that would be applied to the research, development or commercialization of a pharmaceutical product comparable to the Licensed Product or Licensed Services, as applicable, at a similar stage of development or commercialization (but explicitly ignoring all royalty, milestone and other payments due to any LICENSOR under this Agreement), provided that LICENSEE’s effort with regard to the development and commercialization of Licensed Products and Licensed Services shall be no less strenuous than the effort exerted by LICENSEE in the development and commercialization of any other product or service, past or present.

1.3.                            “Field of Use” means all fields of use.

1.4.                            “Know-How” means any and all tangible and intangible know-how, skills, data, techniques, knowledge, protocols, and other information whether or not patentable, existing prior to the Effective Date or developed during the Term of this License Agreement, which are not generally publicly known and which are directly related to the Patent Rights. Know-How shall be limited to any such information generated by MD Anderson’s investigators Dr. James Allison, Dr. Tihui Fu or Dr. Padmanee Sharma or by MSKCC investigator Dr. Sergio Quezada or those individuals working under the direction of any of the foregoing investigators (individually and collectively, “Investigators”) and necessary or useful for the research, development, manufacture and commercialization of the Patent Rights.

1.5.                            “Licensed Process” means any process or method that is covered in whole or in part by a Valid Claim.

1.6.                            “Licensed Product” means any product or part thereof: (i) the use of which in combination with another product for the treatment of any disease is covered by a Valid Claim; (ii) which is made using a Licensed Process; or (iii) which incorporates any Tangible Material.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.7.                            “Licensed Service” means any service conducted by LICENSEE or its Affiliates or sublicensees for a third party using a Licensed Product and/or Licensed Process on a fee-for-service basis.

1.8.                            “Major Market Territory” means each of [***].

1.9.                            “Net Sales” means LICENSEE’s and its Affiliates’ and sublicensees’ billings for sales of: (i) Licensed Products that are prescribed, based on data reasonably available to LICENSEE, for use in combination therapies that (A) have achieved regulatory approval in the country in which such sale occurs and (B) are covered by one or more Valid Claims in such country; and/or (ii) Licensed Services produced under this License Agreement and/ or (iii) Licensed Products that incorporate Tangible Materials, less the sum of the following (“Deductible Expenses”):

(a)                                 Discounts actually allowed and granted (including, without limitation, cash discounts, rebates and quantity discounts), retroactive price reductions, charge-back payments to federal, state and local governments, their agencies, and purchasers and reimbursers or to trade customers (a “Discount”); provided however, that where any such Discount is based on sales of a bundled set of products in which such Licensed Product and/or Licensed Process is included, the Discount shall be allocated to such Licensed Product or Licensed Process on a pro rata basis based on the sales value (i.e., the unit average selling price multiplied by the unit volume) of the Licensed Product or Licensed Services relative to the sales value contributed by the other constituent products in the bundled set, with respect to such sale;

(b)                                 Credits or allowances actually granted upon claims, damaged goods, rejections or returns of such Licensed Product, including such Licensed Product returned in connection with recalls or withdrawals;

(c)                                  Freight out, postage, shipping and insurance charges for delivery of such Licensed Product;

(d)                                 Taxes or duties levied on, absorbed or otherwise imposed on the sale of such Licensed Product or Licensed Services, including, without limitation, value-added taxes, or other governmental charges otherwise imposed upon the billed amount, as adjusted for rebates and refunds, to the extent not paid by a third party; and

(e)                                  Bad debts and uncollectible receivables provided that, in any calendar year, such deduction will not exceed [***] of the total billings for sales of Licensed Products and Licensed Services sold in that year;

No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by LICENSEE and on its payroll, or for cost of collections.

Licensed Products and Licensed Services shall be considered “sold” when billed or invoiced.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Net Sales shall be determined in accordance with GAAP.  Net Sales shall not include any payments among a party, its Affiliates and sublicensees.

Subject to Section 4.3(c), in the event that, during a particular calendar quarter, a Licensed Product or Licensed Service is sold in combination with one or more other products, other active ingredients, or other service, whether or not such other products, other active ingredients, or other service are packaged or otherwise physically combined with such Licensed Product or Licensed Service, for a single price (a “Combination Product”), Net Sales from sales of a Combination Product, for purposes of calculating royalties due under this License Agreement, shall be calculated by multiplying the Net Sales of the Combination Product by the fraction A/(A+B), where A is the average per unit sales price for such calendar quarter of the Licensed Product/Licensed Service sold separately in the country of sale and B is the average per unit sales price for such calendar quarter of the other product(s)/active ingredient(s)/service(s) sold separately in the country of sale. In the event that no separate sales are made of the Licensed Product or Licensed Service and/or the other product(s)/active ingredient(s)/service(s) in the country of sale, separate sale prices in commensurate countries may be used instead. In the event that no separate sales are made of the Licensed Product/Licensed Service and/or the other product(s)/active ingredient(s)/service(s), the parties will apportion the market price for such Licensed Product/Licensed Service in good faith based upon the relative value of the various active ingredients included in such Combination Product.  If, in a specific country, the foregoing calculations do not fairly represent the value of the various active ingredients included in a Combination Product, the allocation of Net Sales from sales of a Combination Product, for purposes of determining royalty payments on such Combination Products, shall be negotiated by the parties in good faith.

1.10.                     “Patent Rights” means LICENSORS’ respective rights in: (1) the patents and/or applications listed on Appendix A; (2) any patent applications claiming the benefit of priority to the patents and/or applications listed in subpart (1) above to the extent Valid Claims therein are directed to subject matter specifically described in the patents and/or applications listed in subpart (1), including all divisional and continuation applications but excluding continuation-in-part applications; (3) all patents issuing from the patent applications listed in subparts (1) and (2) above; and (4) all reissues, reexaminations, and extensions of the patents listed in subpart (3) above.

1.11.                     “Royalty Term” means on a Licensed Product-by-Licensed Product and/or Licensed Service-by-Licensed Service and country-by-country basis, the period from the first commercial sale of such Licensed Product or Licensed Service in such country on which royalties are due in accordance with Section 4.1(e) until the earlier of:

(a)                                 expiration of the last Valid Claim covering such Licensed Product and/or Licensed Service in such country (where “covering” (and the like) for purposes of this License Agreement means use, make, have made, offer to sell, sell and import); or

(b)                                 twelve (12) years from the first commercial sale of such Licensed Product or Licensed Service in such country.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.12.                     “Royalty Year” means each twelve (12) month period commencing January 1 and ending December 31 during the Term of this License Agreement. For the first year of this License Agreement, the Royalty Year shall be the period of time between the Effective Date and December 31.

1.13.                     “Tangible Material” means the cell lines listed in Appendix C including modified cell lines such as those expressing ICOS or other relevant molecules and/or irradiated cell lines which will be transferred by LICENSORS to LICENSEE under this License Agreement and all cell lines derived from the foregoing by LICENSEE, its Affiliates and sublicensees.  LICENSORS will transfer the Tangible Materials to LICENSEE upon LICENSEE’s reasonable request; Tangible Material may have been transferred under the material transfer agreement by and between the parties [***].  That material transfer agreement is hereby terminated in full, effective as of the Effective Date, and all of the provisions, rights and obligations thereof will be of no force or effect, and instead this Agreement will govern the Tangible Materials (whether transferred before the Effective Date pursuant to that material transfer agreement or after the Effective Date pursuant to this Agreement).

1.14.                     “Term” means the period between the Effective Date of this License Agreement and the expiration of the last to expire Royalty Term unless terminated earlier in accordance with Article XII herein.

1.15.                     “Valid Claim” means (i) a claim contained in an issued and unexpired patent included within the Patent Rights that has not been held unenforceable, unpatentable, or invalid by a decision of a court or government agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through abandonment, reissue, disclaimer or otherwise; or (ii) a claim of a pending patent application within the Patent Rights that was filed and has been prosecuted in good faith and has not been cancelled, withdrawn, abandoned or finally disallowed without the possibility of appeal or re-filing of such application.

ARTICLE II

GRANT

2.1.                            Licenses

(a)                                 LICENSORS hereby grant to LICENSEE, and LICENSEE hereby accepts, during the Term of this License Agreement, an exclusive, sublicensable, worldwide, royalty-bearing license under the Patent Rights to (i) make, have made, use, have used, offer for sale, have offered for sale, sell, have sold, import, have imported, develop, have developed, commercialize and have commercialized Licensed Products and Licensed Services solely in the Field of Use and (ii) to use Licensed Processes derived from the Patent Rights solely in the Field of Use.

(b)                                 LICENSORS hereby grant to LICENSEE, and LICENSEE hereby accepts, during the Term of this License Agreement, a non-exclusive sublicensable, worldwide,

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royalty-bearing license to use Know-How solely in the Field of Use.  LICENSORS will transfer to LICENSEE such Know-How as LICENSEE may reasonably request.

(c)                                  LICENSORS hereby grant to LICENSEE, and LICENSEE hereby accepts, during the Term of this License Agreement, an exclusive sublicensable, worldwide, royalty-bearing license to make, have made, use, have used, offer for sale, have offered for sale, sell, have sold, import, have imported, develop, have developed, commercialize and have commercialized Tangible Materials solely in the Field of Use.

2.2.                            Notwithstanding any other provisions of this License Agreement, it is agreed:

(a)                                 LICENSORS and their Affiliates retain the right to publish the general scientific findings from research related to the Patent Rights and the Tangible Materials.

(b)                                 LICENSORS and their Affiliates retain the right to practice and sublicense (to non-profit research organizations) the licensed Patent Rights and Tangible Materials solely for non-commercial clinical patient care activities, teaching, research and other educationally-related purposes at the site(s) of LICENSORS and such Affiliates and non-profit research organizations, but not for any commercial purpose; for clarity, no Tangible Materials will be provided to others, except to the extent consistent with the retained licensing rights set forth herein.

(c)                                  LICENSEE understands that the Patent Rights, Know-How and Tangible Materials may have been developed under a funding agreement with the Government of the United States of America (the “U.S. Government”) and, if so, that the U.S. Government may have certain rights relative thereto.  This Agreement is explicitly made subject to the U.S. Government’s rights under any such agreement and any applicable law or regulation.  To the extent that there is a conflict between any such agreement, applicable law or regulation and this License Agreement, the terms of such U.S. Government agreement, applicable law or regulation shall prevail.  LICENSEE agrees that licensed products used or sold in the United States under an exclusive license will be manufactured substantially in the United States, unless a written waiver is obtained in advance from the U.S. Government.

(d)                                 LICENSEE acknowledges that it has been informed that the licensed Patent Rights, Know-How and Tangible Property were developed, at least in part, by employees of HHMI and that HHMI has a fully paid-up, non-exclusive, irrevocable, worldwide license to exercise any intellectual property rights with respect to the licensed Patent Rights, Know-How and Tangible Property for research purposes, with the right to sublicense to non-profit and governmental entities, but with no other rights to assign or sublicense (the “HHMI License”).  This Agreement is explicitly made subject to the HHMI License.

(e)                                  LICENSORS will not make available to any third parties any exclusively licensed Patent Rights, except as set forth in this Section 2.2.

2.3.                            LICENSEE is entitled to sublicense through multiple tiers, its rights under the exclusive license to Patent Rights, and the non-exclusive license to the Know-How and the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

exclusive license to the Tangible Materials, granted in this License Agreement, as set forth herein.  LICENSEE will make any such sublicensees aware of the date upon which LICENSEE’s exclusive rights, privileges and license granted under this License Agreement shall terminate.  LICENSEE agrees that any sublicenses granted by it shall provide that the obligations to LICENSORS and others relating to reports/records, indemnification/liability, export control, non-use of name, assignment (in a manner consistent with the rights granted in this Agreement), termination (that the sublicense will not survive the termination of this Agreement), third party beneficiary status (in favor of HHMI) and legal venue shall be binding upon the sublicensee as if it were a party to this License Agreement.  LICENSEE shall provide to LICENSORS copies of all executed sublicense agreements within [***] of execution, other than those sublicense agreements with its Affiliates, subject to reasonable redaction of sensitive information that is not relevant to the sublicense of the Patent Rights, Know-How or Tangible Materials or payments relevant to this License Agreement.

2.4.                            Except as expressly set forth in this License Agreement, (a) the license granted hereunder shall not be construed to confer any rights upon LICENSEE or its Affiliates by implication, estoppel or otherwise as to any technology not included in the Patent Rights, Know-How or Tangible Materials and (b) no LICENSOR or Affiliate of any LICENSOR shall have any express or implied obligation under this License Agreement to provide LICENSEE with any consultation, technical information, or documentation, services, or assistance of any kind or form.

ARTICLE III

DUE DILIGENCE

3.1.                            LICENSEE by itself, or through one or more of its sublicensees shall use Commercially Reasonable Efforts to commercialize one or more Licensed Products or Licensed Services.

3.2.                            To the extent contemplated as of the Effective Date, LICENSEE has provided a business development plan with milestones for the development of the Patent Rights for [***] after the Effective Date attached here as Appendix B and made a part of this License Agreement.  LICENSEE shall achieve the milestones listed in Appendix B within the times specified, provided that parties may agree to adjust such specified times after good faith discussions, taking into account the technical data and results of development and the success or failure of the development program.

3.3.                            Within [***] from the Effective Date, the parties will put in place an extension of the business plan to cover milestones in the subsequent [***], for which LICENSEE shall be obligated to obtain milestones within the times agreed upon, provided that parties may agree to adjust any such specified times after good faith discussions, taking into account the technical data and results of development and the success or failure of the development program.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.4.                            LICENSEE’s or its sublicensee’s failure to perform in accordance with this Article III shall be grounds for LICENSORS to terminate this License Agreement pursuant to Article XII below.

ARTICLE IV

PAYMENTS

4.1.                            For the rights, privileges and licenses granted hereunder, LICENSEE shall pay to LICENSORS, in the manner hereinafter provided, until the end of the Royalty Term or until this License Agreement shall be terminated as hereinafter provided, whichever occurs first, the following sums and considerations to the extent not already paid before the Effective Date of this amended and restated Agreement (i.e., under the Original Agreement):

(a)                                 Within [***] of the Effective Date, LICENSEE will issue to LICENSORS 225,000 shares of LICENSEE’s common stock.  Within [***] of the Effective Date, the parties will negotiate and enter a separate stock purchase agreement to cover the issuance of such shares of LICENSEE stock, and further to enter into such financing agreements as the other holders of common stock.

(b)                                 A license issue fee of Thirty Thousand US Dollars (US $30,000) due upon the Effective Date and payable within [***] of receipt of an invoice for such sum, which, for clarity, was paid in full under the Original Agreement before the Effective Date of this amended and restated Agreement;

(c)                                  Due upon and payable within [***] of each anniversary of the Effective Date, LICENSEE shall pay the following annual maintenance fee (each an “Annual Maintenance Fee”):

(i)                                     [***] on the [***] anniversaries of the Effective Date;

(ii)                                  [***] on the [***] anniversaries of the Effective Date; and

(iii)                               then for each subsequent anniversary of the Effective Date thereafter, beginning with the [***] anniversary of the Effective Date until the termination of the Agreement, [***] per year.

The Annual Maintenance Fee shall be fully credited against the earned royalty payments for the same Royalty Year, any subsequent Royalty Year, or any other amounts due under this License Agreement.

(d)                                 Due upon and payable within [***] of achievement of the milestone by LICENSEE, its Affiliates, and/or sublicensees, LICENSEE shall pay the following milestone payments (each a “Milestone Payment”):

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(i)                                     Twenty-Five Thousand US Dollars (US $25,000.00) upon achievement of initial efficacy proof of concept for a Licensed Product, which for clarity, was paid in full under the Original Agreement prior to the Effective Date of this amended and restated Agreement;

(ii)                                  [***] upon the acceptance of an IND application on the first Licensed Product for use in a combination therapy covered by a Valid Claim or the acceptance of an IND application on the first Licensed Product incorporating a Tangible Material, whichever occurs first;

(iii)                               [***] upon the completion of a phase I clinical trial on the first Licensed Product in which such Licensed Product is evaluated for use in a combination therapy covered by a Valid Claim;

(iv)                              [***] upon initiation (i.e., first patient dosed) of a phase III clinical trial on the first Licensed Product in which such Licensed Product is evaluated for use in a combination therapy covered by a Valid Claim;

(v)                                 [***] upon the regulatory approval of the first Licensed Product for use in a combination therapy covered by a Valid Claim in the first Major Market Territory (which any European Union approval shall also require pricing reimbursement approval);

(vi)                              [***] upon the regulatory approval of the first Licensed Product for use in a combination therapy covered by a Valid Claim in the second Major Market Territory (which any European Union approval shall also require pricing reimbursement approval) ;

(vii)                           [***] upon the regulatory approval of the first Licensed Product for use in a combination therapy covered by a Valid Claim in the third Major Market Territory (which any European Union approval shall also require pricing reimbursement approval) ;

(viii)                        [***] upon the regulatory approval of the second Licensed Product for use in a combination therapy covered by a Valid Claim in the first Major Market Territory (which any European Union approval shall also require pricing reimbursement approval) ; and

(ix)                              [***] upon the regulatory approval of the second Licensed Product for use in a combination therapy covered by a Valid Claim in the second Major Market Territory (which any European Union approval shall also require pricing reimbursement approval).

Only one milestone payment for each of clauses (i) through (ix) will be payable hereunder, no matter how many times the corresponding milestone event is achieved.

(e)                                  Due within [***] of December 31st of each Royalty Year for Net Sales achieved in the preceding Royalty Year by LICENSEE, its Affiliates, and its sublicensees, LICENSEE shall pay the following royalties (“Royalties”), on a Licensed Product-by-Licensed Product and/or Licensed Service-by-Licensed Service and country-by-country basis, based, as follows, on the existence of a Valid Claim(s) in such country covering (1) the use of such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensed Product in a combination therapy that has achieved regulatory approval in such country or (2) such Licensed Service:

(i)                                     prior to the issuance of the first Valid Claim in such country, if such Valid Claim has been pending for less than [***], [***] of Net Sales of such Licensed Product/Licensed Service in such country;

(ii)                                  [***] of Net Sales of such Licensed Product/Licensed Service in such country if such Valid Claim in such country has been pending for [***];

(iii)                               After the issuance of the first Valid Claim in such country, [***] of Net Sales of such Licensed Product/Licensed Service in such country; and

(iv)                              If a Valid Claim in a country covering such Licensed Product/Licensed Service issues, LICENSEE will, within [***] of such issuance, pay LICENSORS an amount equal to the difference between (A) the Royalties paid by Licensee for such Licensed Product/Licensed Service from the first commercial sale of such Licensed Product/Licensed Service through such issuance date and (B) the Royalties that would have been payable by LICENSEE for such Licensed Product/Licensed Service if such claim had been an issued claim covering such Licensed Product/Licensed Service in such country from the first commercial sale of such Licensed Product/Licensed Service through such issuance date (i.e.  [***] of Net Sales for the applicable sales period in such country).

For clarity, no Royalties shall be owed for any such Licensed Product/Licensed Service after the end of the Royalty Term (in a specific country) for such Licensed Product/Licensed Service.  Provided LICENSEE pays all Royalties due hereunder during the Royalty Term for a particular Licensed Product/License Service in a particular country, upon the expiration of the Royalty Term in such country, the license under Section 2.1 for such Licensed Product/Licensed Service in such country will become exclusive, perpetual, irrevocable, fully paid up and royalty free.

(f)                                   Due within [***] of receipt by LICENSEE, LICENSEE shall pay the following percentages of Non-Royalty Sublicense Income (as defined below):

(i)                                     [***] for Non-Royalty Sublicense Income attributable to any sublicense agreement entered into prior to the first anniversary of the Effective Date;

(ii)                                  [***] for Non-Royalty Sublicense Income attributable to any sublicense agreement entered into on or after the first and before the second anniversary of the Effective Date;

(iii)                               [***] for Non-Royalty Sublicense Income attributable to any sublicense agreement entered into on or after the second anniversary of the Effective Date but before the declaration of a development candidate for a Licensed Product; and

(iv)                              Notwithstanding the foregoing clauses (i) through (iii), [***] for Non-Royalty Sublicense Income attributable to any sublicense agreement entered into after the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

declaration of a development candidate for a Licensed Product by Licensee or any of its sublicensees).

(v)                                 It is understood and agreed that “Non-Royalty Sublicense Income” means all amounts due and payable to LICENSEE and/or LICENSEE’s Affiliates from third parties in consideration of and reasonably attributable to the sublicensing to such third parties of rights under the Patent Rights, Know-How and Tangible Materials, including without limitation, all sublicense fees, milestone payments and payments due and payable in consideration of and reasonably attributable to any sublicense of rights granted hereunder, provided Non-Royalty Sublicense Income shall not include (and LICENSORS will not be entitled to any share of sublicensing amounts received by LICENSEE or its Affiliates for): (A) royalties on Net Sales, (B) research and development funding to the extent it represents the fair market value of research and development services provided after the date of the sublicense, (C) amounts received as payment for equity or debt securities of LICENSEE or any of its Affiliates, to the extent such amounts reflect the fair market value for such equity or debt securities of LICENSEE or any of its Affiliates, (D) reimbursement of any out-of-pocket costs of patent preparation, filing, prosecution, maintenance, defense and enforcement actually incurred by LICENSEE relating to the Licensed Products/Processes/Services, (E) payments made directly to cover costs (including full time employees) for manufacturing, marketing and sales personnel, (F) reimbursement by any sublicensee of payments LICENSEE owes LICENSORS hereunder; and (G) proceeds of any transaction addressed by Article XI.  For clarity and without limitation, if a sublicensee pays a [***] royalty to LICENSEE and LICENSEE pays LICENSORS [***] under this License Agreement, the delta of [***] will not be treated as “Non-Royalty Sublicense Income” hereunder.

(vi)                              If as part of the same or a related transaction in which LICENSEE grants rights under the Patent Rights, Know-How, or Tangible Materials, LICENSEE licenses, sublicenses or otherwise grants rights under patent rights, know-how or other intellectual property rights, or transfers any other materials, or agrees to perform any obligations or grants any other rights, in each case, in addition to rights under the Patent Rights, Know-How, or Tangible Materials (collectively, “Other Rights”), then LICENSEE shall in good faith equitably apportion, in accordance with customary standards in the industry, the consideration received by LICENSEE under such transaction between the rights under the Patent Rights/Know-How/Tangible Materials and such Other Rights, and only such portion allocated to the rights under the Patent Rights/Know-How/Tangible Materials shall constitute Non-Royalty Sublicense Income hereunder.  LICENSEE shall promptly deliver to LICENSORS a written report setting forth such apportionment and, in the event LICENSORS disagree with the determination made by LICENSEE, LICENSORS shall so notify LICENSEE within [***] of receipt of LICENSEE’s report and the parties shall meet to discuss and resolve such disagreement in good faith.  In the event that LICENSEE owes additional monies to LICENSORS after the disagreement is finally resolved or decided (with no further right to appeal), LICENSEE shall have [***] after the resolution of the disagreement to make such payment to LICENSORS before any remedy (including termination) may go into effect.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.2.                            No multiple royalties shall be payable because any Licensed Product, its manufacture, use, lease or sale are or shall be covered by more than one of the Patent Rights patent applications or Patent Rights patents licensed under this License Agreement.  In instances where a Licensed Product, its manufacture, use, lease or sale are or shall be covered by more than one of the Patent Rights, the higher royalty rate shall prevail.

4.3.                            Royalty Reductions.

(a)                                 If LICENSEE or any of its Affiliates or sublicensees, is required, because of the patent rights of any third party or parties, to pay royalties or other amounts to a third party or parties in order to make, have made, use, have used, import, have imported, offer to sell, have offered for sale, sell or have sold a specific Licensed Product/Service in a given country, then LICENSEE may deduct [***] of all such royalties or other amounts paid to such third party or parties to secure such patent rights up to [***] of the Royalties due to LICENSORS on such specific Licensed Product/Service pursuant to Section 4.1(e) for such country.

(b)                                 On a Licensed Product-by-Licensed Product or Licensed Service-by-Licensed Service and country-by-country basis within the Territory, upon the expiration of the last to expire Valid Claim covering such Licensed Product/Service in such country, for the remainder of the Royalty Term (if any) for such Licensed Product/Service in such country, the Royalty rate applicable to Net Sales in such country attributable to such affected Licensed Product/Service shall be [***] of the applicable royalty rate that would have otherwise been applicable under Section 4.1(e).

(c)                                  Notwithstanding anything to the contrary in this Agreement, in no event will the effect of (i) Section 4.3(a), (ii) Section 4.3(b), and/or (iii) the calculation of “Net Sales” by treating the Licensed Product as being part of a Combination Product, reduce the Royalty payable to LICENSORS on any Licensed Product/Service in any given country by more than [***] of the Royalty otherwise payable pursuant to Section 4.1(e) as calculated on Net Sales for a Licensed Product which is not a Combination Product.

4.4.                            Payments shall be paid in United States dollars in New York, NY, or at such other place as LICENSORS may reasonably designate consistent with the laws and regulations controlling in any foreign country, but not in any other currency.  If any currency conversion shall be required in connection with the payment of royalties hereunder, such conversion shall be made by using the exchange rate prevailing at the JP Morgan Chase Bank or its successor entity on the last business day of the calendar quarterly reporting period to which such royalty payments relate.

4.5.                            LICENSEE shall pay to LICENSORS interest on any amounts not paid when due. Such interest will accrue from the [***] after the payment was due at a rate [***] above the daily prime interest rate, as determined by the JP Morgan Chase Bank or its successor entity, on each day the payment is delinquent, and the interest payment will be due and payable on the first day of each month after interest begins to accrue, until full payment of all amounts due LICENSORS is made.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(a)                                 LICENSORS’s rights to receive such interest payments shall be in addition to any other rights and remedies available to LICENSORS.

(b)                                 If the interest rate required in this Section 4.5 exceeds the legal rate in a jurisdiction where a claim for such interest is being asserted, the required interest rate shall be reduced, for such claim only, to the maximum interest rate allowable in the jurisdiction.

4.6.                            Failure of LICENSEE to pay LICENSORS license fees, royalties, and milestone fees due and payable in accordance with this Article IV, unless disputed in good faith and then cured as provided in Section 12.1, shall be grounds for LICENSORS to terminate this License Agreement pursuant to Article XII unless LICENSEE shall pay LICENSORS, within the [***] period, all such undisputed license fees, royalties, milestone fees, and patent expenses and interest due and payable.

4.7.                            Payments for all LICENSORS shall be made by check or wire transfer.

Checks shall be: (a) made payable to Sloan-Kettering Institute for Cancer Research (Tax I.D. No. 13-1624182 ); (b) attached to the corresponding invoice (if any); (c) accompanied with a note (on the check stub or on its transmittal letter) that the payment relates to Agreement [***]; and (d) sent to LICENSORS’s lock-box:

Memorial Sloan-Kettering Cancer Center

P.O. Box 29035

New York, NY 10087-9035

Wire transfers shall be made as follows:

Bank Name:	JP Morgan Chase & Co.
Name on Account:	[***]
Account Type:	[***]
Account Number:	[***]
Routing Number:	[***]
SWIFT Code:	[***]

ARTICLE V

REPORTS AND RECORDS

5.1.                            LICENSEE shall keep, and shall require its Affiliates and sublicensees to keep, full, true and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to LICENSORS hereunder.  Said books and records shall be maintained for a period of no less than [***] years following the period to which they pertain.  For the Term of this License Agreement, upon no less than [***] written notice, LICENSEE shall allow LICENSORS or their agents (including independent certified public accountants appointed by LICENSORS on behalf of LICENSORS with respect to LICENSEE’s payment obligations, who have entered into a written agreement of confidentiality with

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

LICENSORS and who are reasonably acceptable to LICENSEE and are not paid in whole or in part by a contingent fee arrangement) to inspect such books and records for the purpose of verifying LICENSEE’s payment obligations or compliance in other respects with this License Agreement.  Such inspections shall be during normal working hours of LICENSEE.  Any amounts shown to have been underpaid by LICENSEE shall be paid by LICENSEE within [***] from the accountant’s report, plus interest accruing (calculated pursuant to Section 4.5) on such under-paid amounts from the original due date.  Should such inspection lead to the discovery of a discrepancy of either (i) greater than [***] in reporting to LICENSORS’s detriment; or (ii) [***] period, LICENSEE agrees to pay the full cost of such inspection.

5.2.                            LICENSEE, within [***] after December 31st of each Royalty Year, shall deliver to LICENSORS true and accurate royalty reports, giving such particulars of the business conducted by LICENSEE and its sublicensees during the preceding Royalty Year under this License Agreement as shall be pertinent to a royalty accounting hereunder.  These shall include at least the following, to be itemized per Licensed Product and Licensed Service:

(a)                                 Number of Licensed Products and Licensed Services commercially used, manufactured and sold, rented or leased;

(b)                                 Total billings for Licensed Products and Licensed Services commercially used, sold, rented or leased;

(c)                                  Net Sales (including all deductions relevant to the calculation of Net Sales per its definition);

(d)                                 Total royalties due;

(e)                                  Names and addresses of all sublicensees of LICENSEE;

(f)                                   Total Non-Royalty Sublicense Income (including all deductions/exclusions relevant to the calculation of Non-Royalty Sublicense Income pursuant to Section 4.1(f)(v)); and

(g)                                  Total sublicensing fee income payable to LICENSORS.

5.3.                            With each such report submitted, LICENSEE shall pay to LICENSORS the Royalties and Non-Royalty Sublicense Income payments due and payable under this License Agreement consistent with the calculations included in such report.  If no Royalties or Non-Royalty Sublicense Income payments shall be due, LICENSEE shall so report.

5.4.                            LICENSEE, within [***] after December 31st of each Royalty Year, shall deliver to LICENSORS an annual business development report, business development report.  Such annual business development reports shall include business, research, development (including any Milestone Payment related events accomplished by LICENSEE, its Affiliates or sublicensees), and regulatory approval updates for the preceding Royalty Year as well as future development plans/projections for upcoming Royalty Years.  LICENSORS reserve the right to

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

request reasonable revisions, clarifications, and expansions on any such business development report and LICENSEE shall consider in good faith such revisions clarifications, and expansions.  Such report shall also detail the achievement of any due diligence milestones due under Section 3.2 and/or Section 4.1(d) by LICENSEE, its Affiliates, or its sublicensees.  If no due diligence milestones were achieved, LICENSEE shall so report.

5.5.                            LICENSEE agrees to timely forward to LICENSORS a copy of any royalty reports received by LICENSEE from its sublicensees during the preceding Royalty Year.  LICENSORS shall treat all information provided by LICENSEE hereunder (including, without limitation, all royalty reports and all information provided in any business development report (either verbal or written)), as confidential to LICENSEE, which LICENSORS shall not disclose to any third party without the prior written consent of LICENSEE, nor use except to enforce LICENSEE’s obligations hereunder.

ARTICLE VI

PATENT PROSECUTION/PATENT EXPENSES

6.1.                            LICENSORS will have sole control of the prosecution and maintenance of the Patent Rights using the counsel of its choice.  LICENSORS will instruct said counsel to provide directly to LICENSEE copies of any patent application(s) and legal correspondence relating to patent prosecution of the Patent Rights.  LICENSEE agrees to keep all such documentation confidential.  To the extent possible and reasonable, LICENSORS agree that LICENSEE will have an opportunity to comment on drafts and provide input on strategic decisions in patent prosecution for the Patent Rights.  LICENSORS will not file or prosecute any continuation-in-part applications claiming the benefit of priority to any of the Patent Rights.  In the event that LICENSORS elect not to (i) prosecute or maintain any Patent Rights before the applicable filing deadline or continue such activities once filed in a particular country, or (ii) pay the expenses associated with the prosecution or maintenance of any Patent Rights, then in each such case LICENSORS will so notify LICENSEE, promptly in writing and in reasonable to enable LICENSEE to meet any deadlines by which an action must be taken to preserve such Patent Rights in such country.  With respect to such Patent Rights, LICENSEE will have the right (but not the obligation) to take control of the filing, prosecution, maintenance and defense of such Patent Rights in the name of LICENSOR, at LICENSEE’s sole expense, effective upon written notice from LICENSEE.  LICENSORS will use good faith efforts to promptly provide all reasonable assistance requested by LICENSEE in order to enable LICENSEE to maintain such patent application and/or issued patent, at LICENSEE’s sole cost and expense.

6.2.                            LICENSEE shall be responsible for all reasonable future out of pocket costs and expenses incurred by LICENSORS for the preparation, filing, prosecution, issuance, and maintenance of the Patent Rights during the term of this License Agreement (even if not actually paid by LICENSORS until after the Term).  LICENSEE also agrees to pay for all reasonable past out of pocket costs and expenses incurred by LICENSORS for the preparation, filing, prosecution, issuance, and maintenance of the Patent Rights prior to the Effective Date of this License Agreement.  LICENSORS shall provide LICENSEE with a detailed invoice of all such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

reimbursable past costs and expenses, to be paid by LICENSEE within [***] of receipt of such invoice.  At the election of LICENSORS, LICENSEE will either pay the patent counsel directly for patent expenses or will reimburse LICENSORS for such patent expenses.

6.3.                            If LICENSEE does not elect to bear the expenses associated with prosecution or maintenance of the Patent Rights in which LICENSORS wish to obtain patent protection, LICENSORS may file, prosecute, or maintain such application at its own expense and any license granted under this License Agreement shall exclude such Patent Rights.

ARTICLE VII

INFRINGEMENT

7.1.                            LICENSEE, as the exclusive commercial user of the Patent Rights, shall have the first right (but not obligation) to enforce the Patent Rights in the Field of Use.  In exercising these rights, LICENSEE, in its sole discretion, may contact alleged third party infringers and take steps to persuade such third parties to desist from infringing the Patent Rights.  LICENSEE shall have the first right, but not the obligation, to initiate and prosecute an infringement action.  If LICENSEE declines, then LICENSOR shall, in its sole discretion, have the right (but not the obligation) of initiating and prosecuting an infringement action, or defending a challenge to the validity of the Patent Rights.  LICENSEE shall notify LICENSORS of each instance of alleged unlicensed infringement and shall keep LICENSORS informed of all stages of Patent Rights enforcement, and LICENSOR shall use good faith efforts to cooperate with and supply all assistance reasonably requested at the expense of LICENSEE.  Without limiting the generality of the foregoing, LICENSORS shall, if necessary to initiate or continue any such legal proceedings, join as party plaintiffs any legal proceedings initiated by LICENSEE at the LICENSEE’s request and expense.  All costs of any action to enforce the Patent Rights taken by LICENSEE shall be borne by LICENSEE and any awarded damages derived therefrom less LICENSEE’s costs and expenses in bringing such action shall be treated as Non-Royalty Sublicensing Income under this License Agreement.  All costs of any action to enforce the Patent Rights taken by LICENSORS shall be borne by LICENSORS and LICENSORS shall keep any awarded damages derived therefrom.  No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the prior written consent of LICENSORS, which consent shall not unreasonably be withheld.  For clarity, LICENSEE shall not be relieved of any monetary obligations under this License Agreement during the pendency of any infringement action taken under Article VII.

7.2.                            Each party shall promptly notify the other in writing in the event that a third party shall bring a claim of infringement against LICENSORS or LICENSEE with respect to the Patent Rights, either in the United States or in any foreign country in which there are Patent Rights.

7.3.                            In the event LICENSEE is sued for patent infringement with respect to exercising its license rights granted hereunder, threatened with such suit, or enjoined from exercising its license rights granted hereunder, LICENSEE may terminate this License Agreement according to Section 12.1(d) or contest the action against it.  In any such action, LICENSEE shall be fully

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

responsible for all its costs, including expenses, judgments and settlements, and shall be entitled to proceeds that it may recover, including judgments, settlements and awards.  LICENSORS shall not be liable for any losses incurred as the result of an action for infringement brought against LICENSEE as the result of LICENSEE’s exercise of any rights granted under this License Agreement.  LICENSEE may not deduct, from payments due to LICENSORS, any portion of its costs related to any judgment or settlement of such actions.

7.4.                            In any infringement suit as either party may institute to enforce the Patent Rights against third parties pursuant to this License Agreement, or in any infringement action brought against either party by a third party, each party hereto shall, at the request and expense of the other party, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

7.5.                            Pursuant to the LICENSORS’ retained rights under Section 2.2, the parties agree to make the Patent Rights and Tangible Materials available to non-profit research organizations and allow such non-profit research organizations to practice the Patent Rights and use the Tangible Materials solely for non-commercial teaching, research, other educationally-related purposes and clinical patient care purposes at the site(s) of such non-profit research organizations, and such activities shall not constitute an infringement, provided that any transfer of Patent Rights and Tangible Materials will be administered by a suitable agreement barring commercial use of such Patent Rights and Tangible Materials.

ARTICLE VIII

INDEMNIFICATION, PRODUCT LIABILITY

8.1.

(a)                                 LICENSEE shall, at all times during the Term of this License Agreement and thereafter, indemnify, defend and hold LICENSORS and their respective Affiliates, boards of directors or similar body (including, without limitation, the Board) and members thereof, trustees, officers, employees, students, scientists and agents, (each an “Indemnified Party”), harmless against all claims and expenses, including legal expenses and reasonable attorneys’ fees, arising out of the death of or injury to any person or persons or out of any damage to property and against any other claim, proceeding, demand, expense and liability of any kind whatsoever resulting from the exercise or practice of the rights granted hereunder by LICENSEE, its officers, its Affiliates, or any of their respective officers, employees, agents, or representatives (including, without limitation, research, development, testing, production, manufacture, sale, use, lease, consumption or advertisement of the Licensed Product(s) and/or Licensed Service(s)) or arising from any obligation of LICENSEE hereunder, to the extent that (except with respect to UTMDACC or any of its related Indemnified Parties) such claims, liabilities, suits, or judgments are not attributable to gross negligence or willful misconduct of any Indemnified Parties.  LICENSORS shall (i) advise LICENSEE of any claim or lawsuit, in writing promptly after LICENSORS or the Indemnified Party has received notice of said claim or lawsuit, (ii) assist LICENSEE and its representatives, at LICENSEE’s expense, in the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

investigation and defense of any lawsuit and/or claim for which indemnification is provided, and (iii) permit LICENSEE to control the defense of such claim or lawsuit for which indemnification is provided by LICENSEE, provided LICENSEE shall not agree to any settlement of such action, suit, proceeding or claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto, that imposes any liability or obligation on the Indemnified Party or that acknowledges fault by the Indemnified Party without the prior written consent of the Indemnified Party.  The failure by a LICENSOR to give notice of a claim as provided in this Section 8.1 shall not relieve the LICENSEE of its indemnification obligation under this Section except and only to the extent that LICENSEE is actually damaged as a result of such failure to give notice.

(b)                                 HHMI, and its trustees, officers, employees, and agents (collectively, “HHMI Indemnitees”), will be indemnified, defended by counsel acceptable to HHMI, and held harmless by LICENSEE from and against any claim, liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “Claims”), based upon, arising out of, or otherwise relating to this License Agreement, any sublicense permitted under this License Agreement or any use, handling, storage or disposition of the Tangible Property by LICENSEE or other who possess the Tangible Property through a chain of possession leading back, directly or indirectly, to LICENSEE, including without limitation any cause of action relating to product liability.  The previous sentence will not apply to any Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI Indemnitee.  This provision shall survive any termination of this Agreement.

8.2.                            For the term of this License Agreement, upon the commencement of clinical use, production, sale, or transfer, whichever occurs first, of any Licensed Product or Licensed Service, LICENSEE shall obtain and carry in full force and effect general liability insurance which shall protect LICENSEE, LICENSORS, and HHMI in regard to events covered by Section 8.1 above.  Such insurance shall be written by a reputable insurance company, shall be endorsed to include product liability coverage, broad form contractual liability coverage for LICENSEE’s indemnification under this License Agreement, and coverage for litigation costs.  The limits of such insurance shall not be less than [***] per occurrence with an annual aggregate of [***] for personal injury, death or property damage.  LICENSEE shall provide LICENSORS with certificates of insurance evidencing the same within [***] of the date that such insurance is required by the foregoing.  Additionally, LICENSEE shall provide MSKCC, BOARD and UTMDACC with written notice of at least [***] prior to the cancellation, non-renewal or material change in such insurance.  LICENSEE’s failure to procure and maintain insurance in accordance with this Article VIII shall be grounds for LICENSORS to terminate this License Agreement pursuant to Article XII below.  The minimum amounts of insurance coverage required herein shall not be construed to create a limit of LICENSEE’s liability with respect to its indemnification under this License Agreement.  LICENSEE shall maintain such commercial general liability insurance beyond the expiration or termination of this License Agreement during: (i) the period that any licensed product developed pursuant to this License Agreement is being commercially distributed or sold by LICENSEE or by a sublicensee or agent of LICENSEE; and (ii) the [***] period immediately after such period.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.3.                            Except as otherwise expressly set forth in this License Agreement, LICENSORS MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, THE VALIDITY OF PATENT RIGHTS CLAIMS ISSUED OR PENDING, OR THAT THE USE OR PRACTICE OF THE PATENT RIGHTS WILL NOT INFRINGE ON ANY PATENT COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS.

8.4.                            In no event shall any LICENSOR or any Affiliate of a LICENSOR be liable for any indirect, special, consequential or punitive damages (including, without limitation, damages for loss of profits or expected savings or other economic losses, or for injury to persons or property) arising out of, or in connection with, this License Agreement or its subject matter, regardless of whether such LICENSOR or Affiliate knows or should know of the possibility of such damages.  In no event shall LICENSEE of any Affiliate of LICENSEE be liable for any indirect, special, consequential or punitive damages (including, without limitation, damages for loss of profits or expected savings or other economic losses, or for injury to persons or property) arising out of, or in connection with, this License Agreement or its subject matter, regardless of whether LICENSEE knows or should know of the possibility of such damages.  The foregoing exclusions and limitations shall apply to all claims and actions of any kind, whether based on contract, tort (including, but not limited to negligence) or any other grounds.  This Section 8.4 shall apply as to LICENSEE (and its Affiliates) on the one hand and LICENSORS on the other, with the roles reversed.

8.5.                            LICENSEE, by execution hereof, acknowledges, covenants and agrees that LICENSEE has not been induced in any way by any LICENSOR, any Affiliate of any LICENSOR or any employee of any of the foregoing to enter into this License Agreement, and further warrants and represents that (a) LICENSEE has conducted sufficient due diligence with respect to all items and issues pertaining to this License Agreement; and (b) LICENSEE has adequate knowledge and expertise, or has used knowledgeable and expert consultants, to adequately conduct such due diligence, and agrees to accept all risks inherent herein.

ARTICLE IX

EXPORT CONTROLS

It is understood that LICENSORS are subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the Export Administration Act of 1979), and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations.  The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency.  LICENSORS neither represent that a license shall not be required nor that, if required, it shall be issued.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE X

NON-USE OF NAMES

Neither party shall use the names of the other party (in the case of MSKCC, including Memorial Sloan-Kettering Cancer Center, Sloan-Kettering Institute for Cancer Research, and Memorial Hospital for Cancer and Allied Diseases), UTMDACC (or any of its Affiliates), HHMI, any of their respective employees, or any adaptation of any such name, in any advertising, promotional or sales literature, on its Web site, or for the purpose of raising capital without prior written consent obtained from the applicable person or entity, in each case, except to the extent the use of such name is required by law, regulation or judicial order, in which event the party intending to make such announcement will promptly inform the applicable person or entity, prior to any such required use.  (With respect to the foregoing, MSKCC hereby grants its consent for LICENSEE to state publicly that LICENSEE has taken a license from the LICENSORS under the Patent Rights, Know-How and Tangible Materials, and that the Investigators are the inventors thereof.) For the avoidance of doubt, all inquiries regarding the consent of UTMDACC, the Board and the System will be directed to the following address: The University of Texas M. D. Anderson Cancer Center, Legal Services, Unit 0537, P.O. Box 301439, Houston, TX 77230-1439, ATTENTION: Lori Stuffier, Email: ldstiffl@mdanderson.org.  Notwithstanding the foregoing, LICENSEE may use the name of (or name of employee of) any other party in routine business correspondence between the parties, or to the extent required in appropriate regulatory submissions, without express written consent.

ARTICLE XI

ASSIGNMENT

This License Agreement shall be binding upon the respective successors, legal representatives and assignees of LICENSORS and LICENSEE.  Neither this License Agreement nor the rights granted hereunder shall be transferred or assigned in whole or in part by LICENSEE without prior written approval from LICENSORS.  Notwithstanding the above, LICENSEE shall have the right to assign all of its rights and obligations under this License Agreement, without prior notice to or consent of LICENSORS, without restriction and without any modification of any term of this License Agreement, to (1) an Affiliate of LICENSEE, or (2) the surviving entity in any merger or consolidation or to any entity to which it transfers all or substantially all of the portion of its business to which this License Agreement pertains; provided however LICENSEE shall provide written notification to LICENSORS within [***] following such assignment and the assignee agrees in writing to assume all obligations hereunder as if such assignee were LICENSEE.

ARTICLE XII

TERMINATION

12.1.                     This License Agreement may be terminated in its entirety:

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(a)                                 by either party by reason of an un-remedied material breach of this License Agreement by the other party if such material breach is not cured within [***] notice of said material breach; provided, however, with respect to any failure by LICENSEE to achieve any milestone according to their respective schedules under Sections 3.2 and 3.3, provided LICENSEE exercises Commercially Reasonable Efforts to achieve such milestone, LICENSEE shall have [***] to obtain such milestone.

(b)                                 by either party upon bankruptcy, insolvency, dissolution, or winding up of the other party which is not dismissed or cured within a [***] period;

(c)                                  by LICENSORS if LICENSEE is convicted of a felony relating to the manufacture, use, or sale of Licensed Products or Licensed Services, with no further right to appeal;

(d)                                 by LICENSEE on [***] notice to LICENSORS; or

(e)                                  by LICENSORS for (i) LICENSEE’s failure to perform in accordance with the terms and obligations of Article III, provided that LICENSORS shall provide written notice to LICENSEE of any such failure; upon receipt of such notice, LICENSEE shall have [***] to cure any such default, and provided, further, that with respect to any failure by LICENSEE to achieve any milestone according to their respective schedules under Sections 3.2 and 3.3, LICENSEE shall have [***] to cure such default, or (ii) LICENSEE’s failure to pay any undisputed sum in accordance with the terms and obligations of Article IV within [***] of written notice to LICENSEE thereof.

In the event of termination by LICENSEE under Section 12.1(a) or 12.1(b) due to LICENSORS’s uncured breach under 12.1(a) or LICENSORS ‘s insolvency under 12.1(b), LICENSEE will retain a non-exclusive, perpetual, irrevocable, fully paid up, royalty free worldwide right and license under Section 2.1.  For clarity, LICENSEE shall not retain such non-exclusive, perpetual, irrevocable, fully paid up, royalty free worldwide right and license under Section 2.1(a) if LICENSORS or LICENSEE terminates this License Agreement under Section 12.1(a) or 12.1(b) due to LICENSEE’s uncured breach under 12.1(a) or LICENSORS’s insolvency under 12.1(b).

12.2.                     Upon termination of this License Agreement for any reason, nothing herein shall be construed to release either party from any obligation that accrued prior to the effective date of such termination.  LICENSEE must return to LICENSORS all materials relating to Licensed Product, Licensed Process, and the Patent Rights; provided, however, that, unless terminated by LICENSORS under Sections 12.1(a), LICENSEE shall have the right for [***] thereafter to dispose of all Licensed Products then in its inventory, and shall pay royalties thereon, in accordance with the provisions of Article IV and shall submit the related reports as required by Article V, as though this License Agreement had not been terminated.

12.3.                     Upon termination of this License Agreement for any reason all sublicenses shall terminate.  Any sublicensees not then in default shall have the right to seek a license from

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LICENSORS.  LICENSORS agree to negotiate such licenses in good faith under reasonable terms and conditions.

12.4.                     Article VIII, Article X, and Section 12.2 of this License Agreement shall survive termination or expiration.

ARTICLE XIII

NOTICES AND OTHER COMMUNICATIONS

Any notice or other communication pursuant to this License Agreement shall be sufficiently made or given when delivered by courier or other means providing proof of delivery to such party at its address below or as it shall designate by written notice given to the other party:

For LICENSORS

Memorial Sloan-Kettering Cancer Center

1275 York Avenue

New York, NY 10065

ATTENTION: Executive Director,

Office of Technology Development

With a copy to:

Shilpi Banerjee

Associate General Counsel,

Senior Manager of Contracts

Office of Technology Development

For Financial Matters:

Lawrence Lupkin

lupkinl@mskcc.org

Manager, Finance and Operations, OTD

For LICENSEE

Jounce Therapeutics Inc.

1030 Massachusetts Avenue

Cambridge, MA 02138

Attention: Chief Business Officer

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Any invoices due hereunder shall be sent to:

Jounce Therapeutics Inc.

1030 Massachusetts Avenue

Cambridge, MA 02138

Attention: Chief Business Officer

ARTICLE XIV

MISCELLANEOUS PROVISIONS

14.1.                     This License Agreement shall be construed, governed, interpreted and applied in accordance with the laws of the State of New York, excluding its law of conflict of laws, subject to Section 14.5 below, and except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent was granted.  This License Agreement uses the defined term LICENSORS, although MSKCC is the only LICENSOR that is a party to this License Agreement.  It is understood and agreed that the licenses and all other rights granted to Licensee (or that LICENSEE otherwise has the benefit of) under this License Agreement are granted by MSKCC on behalf of each of the LICENSORS (and on their behalf collectively).  MSKCC hereby represents, warrants and covenants to LICENSEE that MSKCC has the right to grant to LICENSEE all such licenses and rights on behalf of each of the LICENSORS (and on their behalf collectively), and that, without limiting the generality of the foregoing, MSKCC has been appointed the other LICENSORS’ exclusive agent for this purpose.  For clarity, references to LICENSORS under this License Agreement shall refer to MSKCC or to all the LICENSORS, as the context may require.

14.2.                     The parties agree that any dispute, except for those arising under Section 7.6, relating to this License Agreement, to any rights or licenses granted hereunder and to any Patent Rights licensed hereunder, shall be resolved in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, except to the extent required by Section 14.5.  Each party hereby submits itself to the jurisdiction of those courts for the purpose of resolving any such disputes.

14.3.                     LICENSEE agrees to mark the Licensed Products sold in the United States with all applicable United States patent numbers to the extent required by applicable law.  All Licensed Products shipped to or sold in other countries shall be marked in such a manner as to conform to the patent laws and practice of the country of manufacture or sale.

14.4.                     The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this License Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

14.5.                     The parties acknowledge that UTMADCC and its Affiliates are agencies of the State of Texas and under the Constitution and laws of the State of Texas possess certain rights and privileges and only have such authority as is granted to them under the Constitution and laws of the State of Texas.  Nothing in this License Agreement is intended to be, nor will it be

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construed to be, a waiver of the sovereign immunity of the State of Texas or a prospective waiver or restriction of any of the rights, remedies, claims, and privileges of the State of Texas.  Moreover, notwithstanding the generality or specificity of any provision hereof, the provisions of this License Agreement, with respect to UTMADCC and its Affiliates, are enforceable only to the extent authorized by the Constitution and laws of the State of Texas.  Nothing in this License Agreement shall be construed to require UTMADCC or any of its Affiliates to perform any act or to refrain from any act that would violate any state or federal law.  This Agreement is subject to, and the parties agree to comply with, all applicable local, state, and federal laws, statutes, rules and regulations.  Any provision of any law, statute, rule or regulation that invalidates any provision of this License Agreement, that is inconsistent with any provision of this License Agreement, or that would cause one or both of the parties hereto to be in violation of law will be deemed to have superseded the terms of this License Agreement.  The parties, however, will use Commercially Reasonable Efforts to accommodate the terms and intent of this License Agreement to the greatest extent possible consistent with the requirements of the law and negotiate in good faith toward amendment of this License Agreement in such respect.

14.6.                     UTMDACC (including its Affiliates) is not a party to this License Agreement and has no liability to any LICENSEE, sublicensee, or user of anything covered by this Agreement, but UTMDACC is an intended third-party beneficiary of this Agreement and certain of its provisions are for the benefit of UTMDACC and are enforceable by UTMDACC in its own name.

14.7.                     HHMI is not a party to this License Agreement and has no liability to any LICENSEE, sublicensee or user of anything covered by this License Agreement, but HHMI is an intended third-party beneficiary of this License Agreement and certain of its provision are for the benefit of HHMI and are enforceable by HHMI in its own name.

14.8.                     This License Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be an original and all such counterparts shall together constitute but one and the same agreement.

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IN WITNESS WHEREOF, authorized representatives of the parties have signed and dated this Amended and Restated License Agreement below.

JOUNCE THERAPEUTICS, INC.		MEMORIAL SLOAN-KETTERING
CANCER CENTER

By:	/s/ Richard Murray	By:	/s/ Gregory Raskin
Name:	Richard Murray	Gregory Raskin, M.D.
Title:	CEO	Executive Director,
Office of Technology Development

Date:	8/26/15	Date:	9/28/15

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Appendix A

Patent Rights

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Appendix B

Business Development Plan

Through internal efforts and external collaboration LICENSEE intends to generate a field leading effort to advance a therapeutic product targeting the ICOS pathway.  In particular, current data from UTMDACC suggests that targeting ICOS in combination with checkpoint inhibitors is a promising approach.

As part of LICENSEE’s overall research plan, resources have been allocated to a development plan for an ICOS targeted product.  Development of the product will follow typical industry standard processes.

Milestone and expected dates are show in the table below:

Milestone	Date
Achievement of initial efficacy proof of concept	[***]
Identify development candidate	[***]
File IND	[***]

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Appendix C

Tangible Materials

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